Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Leases
Note 13 - Leases
We have various operating leases, principally for office space, storage facilities and operating equipment, which expire at various dates. Supplemental balance sheet information related to leases is as follows:

	As of December 31,
(In $ millions)	2025	2024
Operating lease right-of-use assets, net	0.8	1.2
Current operating lease liabilities	0.2	0.4
Non-current operating lease liabilities	0.6	0.8
Our weighted average remaining lease term for our operating leases is 3.0 years. Our weighted-average discount rate applied for the majority of our operating leases is 6.38%.
Components of lease expenses are comprised of the following:

	For the Years Ended December 31,
(In $ millions)	2025	2024
Rig operating and maintenance expenses	14.4	13.1
General and administrative expenses	2.4	2.1
Operating lease expense	16.8	15.2
The future minimum leases payments under the Company’s non-cancellable operating leases are as follows:

(In $ millions)	December 31, 2025
2026	0.3
2027	0.3
2028	0.3
Total Minimum Lease Payments	0.9
Less: Imputed interest	(0.1)
Present value of operating liabilities	0.8
Rental income
During the year ended December 31, 2025, we provided no rigs on a BBC basis to our operations under joint ventures in Mexico (three rigs from January 1, 2024 to March 31, 2024 and none for the remainder of 2024 and five rigs in 2023) (see Note 6 - Equity Method Investments). Revenues from operating leases with related parties have been recognized on a straight-line basis as related party revenue in the Consolidated Statements of Operations (see Note 22 - Related Party Transactions).
After the termination of certain related party BBC agreements, we entered into third-party BBC agreements for five rigs in Mexico during the year ended December 31, 2024 although certain of these rigs were suspended for a portion of the 2025 and one rig was terminated in June and one in November (five rigs in 2024, excluding for three rigs the period from January 1, 2024 to March 31, 2024). In addition, during 2025, the Company entered into a BBC agreement for one rig with a third-party in the Americas. This contract has a four-year minimum term. These BBC agreements were accounted for as operating leases, and the rental revenue recognized was recognized on a blended rate, in line with our revenue recognition policy, on any contracts that include daily rates that change over the firm term of the contract.
Bareboat charter revenues from operating leases with third parties for the year ended December 31, 2025 were $78.2 million ($90.8 million in 2024 and zero in 2023) and have been recognized on a straight-line basis as bareboat charter revenue in the Consolidated Statements of Operations.

The minimum future revenues to be received under the Company’s operating leases on its jack-up rigs are as follows:

(In $ millions)	December 31, 2025
2026	80.9
2027	76.7
2028	25.6
Total minimum contractual future revenues	183.2
The cost and accumulated depreciation for jack-up rigs leased to third parties for the year ended December 31, 2025 was $687.8 million ($754.5 million in 2024) and $158.5 million ($174.8 million in 2024), respectively.